UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 30, 2018

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2018, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2018, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated October 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2018

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	September 30, 2018	October 1, 2017
NET SALES	$5,943	$5,285
Cost of sales	4,392	3,944
GROSS MARGIN	1,551	1,341
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	604	633
Research, development and engineering expenses	229	213
Equity, royalty and interest income from investees	90	95
Other operating income (expense), net	(5)	32
OPERATING INCOME	803	622
Interest income	9	4
Interest expense	30	18
Other income, net	23	14
INCOME BEFORE INCOME TAXES	805	622
Income tax expense	107	165
CONSOLIDATED NET INCOME	698	457
Less: Net income attributable to noncontrolling interests	6	4
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$692	$453

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$4.29	$2.72
Diluted	$4.28	$2.71

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	161.3	166.3
Diluted	161.8	167.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.14	$1.08

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 30, 2018	October 1, 2017
NET SALES	$17,645	$14,952
Cost of sales	13,454	11,228
GROSS MARGIN	4,191	3,724
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,794	1,786
Research, development and engineering expenses	658	546
Equity, royalty and interest income from investees	315	301
Other operating income (expense), net	1	55
OPERATING INCOME	2,055	1,748
Interest income	26	11
Interest expense	82	57
Other income, net	44	67
INCOME BEFORE INCOME TAXES	2,043	1,769
Income tax expense	466	466
CONSOLIDATED NET INCOME	1,577	1,303
Less: Net income attributable to noncontrolling interests	15	30
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,562	$1,273

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$9.57	$7.62
Diluted	$9.53	$7.60

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	163.3	167.0
Diluted	163.9	167.6

CASH DIVIDENDS DECLARED PER COMMON SHARE	$3.30	$3.13

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	September 30, 2018	December 31, 2017
ASSETS
Current assets
Cash and cash equivalents	$1,222	$1,369
Marketable securities	185	198
Total cash, cash equivalents and marketable securities	1,407	1,567
Accounts and notes receivable, net	3,929	3,618
Inventories	3,831	3,166
Prepaid expenses and other current assets	696	577
Total current assets	9,863	8,928
Long-term assets
Property, plant and equipment, net	3,870	3,927
Investments and advances related to equity method investees	1,255	1,156
Goodwill	1,110	1,082
Other intangible assets, net	950	973
Pension assets	1,022	1,043
Other assets	922	966
Total assets	$18,992	$18,075

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,980	$2,579
Loans payable	61	57
Commercial paper	800	298
Accrued compensation, benefits and retirement costs	576	811
Current portion of accrued product warranty	624	454
Current portion of deferred revenue	500	500
Other accrued expenses	834	915
Current maturities of long-term debt	41	63
Total current liabilities	6,416	5,677
Long-term liabilities
Long-term debt	1,563	1,588
Postretirement benefits other than pensions	281	289
Pensions	331	330
Other liabilities and deferred revenue	2,341	2,027
Total liabilities	$10,932	$9,911

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,151	$2,210
Retained earnings	12,519	11,464
Treasury stock, at cost, 61.9 and 56.7 shares	(5,674)	(4,905)
Common stock held by employee benefits trust, at cost, 0.5 and 0.5 shares	(6)	(7)
Accumulated other comprehensive loss	(1,799)	(1,503)
Total Cummins Inc. shareholders’ equity	7,191	7,259
Noncontrolling interests	869	905
Total equity	$8,060	$8,164
Total liabilities and equity	$18,992	$18,075

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	September 30, 2018	October 1, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,577	$1,303
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	456	433
Deferred income taxes	(167)	26
Equity in income of investees, net of dividends	(156)	(166)
Pension contributions under (in excess of) expense, net	36	(63)
Other post retirement benefits payments in excess of expense, net	(8)	(4)
Stock-based compensation expense	38	34
Loss contingency payments	(65)	—
Translation and hedging activities	(27)	61
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(429)	(722)
Inventories	(773)	(401)
Other current assets	(100)	(28)
Accounts payable	467	567
Accrued expenses	341	369
Changes in other liabilities and deferred revenue	118	177
Other, net	80	(115)
Net cash provided by operating activities	1,388	1,471

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(361)	(282)
Investments in internal use software	(55)	(59)
Proceeds from disposals of property, plant and equipment	14	104
Investments in and advances to equity investees	(9)	(71)
Acquisitions of businesses, net of cash acquired	(70)	(600)
Investments in marketable securities—acquisitions	(316)	(106)
Investments in marketable securities—liquidations	298	218
Cash flows from derivatives not designated as hedges	(56)	9
Other, net	36	1
Net cash used in investing activities	(519)	(786)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings of commercial paper	502	302
Payments on borrowings and capital lease obligations	(54)	(38)
Net borrowings under short-term credit agreements	9	19
Distributions to noncontrolling interests	(30)	(29)
Dividend payments on common stock	(537)	(522)
Repurchases of common stock	(879)	(391)
Other, net	29	59
Net cash used in financing activities	(960)	(600)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(56)	85
Net (decrease) increase in cash and cash equivalents	(147)	170
Cash and cash equivalents at beginning of year	1,369	1,120
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,222	$1,290

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Electrified Power (1)	Total Segments	Intersegment Eliminations (2)	Total
	Three months ended September 30, 2018
	External sales	$2,082	$1,927	$1,297	$636	$1	$5,943	$—	$5,943
	Intersegment sales	644	4	457	471	1	1,577	(1,577)	—
	Total sales	2,726	1,931	1,754	1,107	2	7,520	(1,577)	5,943
	Research, development and engineering expenses	74	5	71	57	22	229	—	229
	Equity, royalty and interest income from investees	55	9	12	14	—	90	—	90
	Interest income	3	4	1	1	—	9	—	9
	Segment EBITDA	405	155	288	163	(30)	981	2	983
	Depreciation and amortization (3)	46	27	44	29	2	148	—	148

	EBITDA as a percentage of total sales	14.9%	8.0%	16.4%	14.7%	NM	13.0%		16.5%

	Three months ended October 1, 2017
	External sales	$1,783	$1,748	$1,139	$615	$—	$5,285	$—	$5,285
	Intersegment sales	553	5	394	441	—	1,393	(1,393)	—
	Total sales	2,336	1,753	1,533	1,056	—	6,678	(1,393)	5,285
	Research, development and engineering expenses	83	6	63	61	—	213	—	213
	Equity, royalty and interest income from investees	58	11	12	14	—	95	—	95
	Interest income	1	2	—	1	—	4	—	4
	Segment EBITDA	276	120	259	111	—	766	22	788
	Depreciation and amortization (3)	47	29	42	30	—	148	—	148

	EBITDA as a percentage of total sales	11.8%	6.8%	16.9%	10.5%	—%	11.5%		14.9%

"NM" - not meaningful information
(1)
We formed the Electrified Power Segment effective January 1, 2018. Our Electrified Power segment provides fully electric and hybrid powertrain solutions along with innovative components and subsystems to serve all our markets as they adopt electrification, meeting the needs of our original equipment manufacturer partners and end customers.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended September 30, 2018 and October 1, 2017.

(3)
Depreciation and amortization, as shown on a segment basis, excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." A portion of depreciation expense is included in "Research, development and engineering expenses."

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Electrified Power (1)	Total Segments	Intersegment Eliminations (2)	Total
	Nine months ended September 30, 2018
	External sales	$5,945	$5,762	$4,012	$1,922	$4	$17,645	$—	$17,645
	Intersegment sales	1,923	16	1,382	1,505	1	4,827	(4,827)	—
	Total sales	7,868	5,778	5,394	3,427	5	22,472	(4,827)	17,645
	Research, development and engineering expenses	229	15	195	174	45	658	—	658
	Equity, royalty and interest income from investees	189	33	42	51	—	315	—	315
	Interest income	8	9	4	5	—	26	—	26
	Segment EBITDA	1,053	423	752	491	(61)	2,658	(78)	2,580
	Depreciation and amortization (3)	142	81	137	91	4	455	—	455

	EBITDA as a percentage of total sales	13.4%	7.3%	13.9%	14.3%	NM	11.8%		14.6%

	Nine months ended October 1, 2017
	External sales	$4,951	$5,101	$3,183	$1,717	$—	$14,952	$—	$14,952
	Intersegment sales	1,715	19	1,148	1,238	—	4,120	(4,120)	—
	Total sales	6,666	5,120	4,331	2,955	—	19,072	(4,120)	14,952
	Research, development and engineering expenses	200	14	171	161	—	546	—	546
	Equity, royalty and interest income from investees	186	35	40	40	—	301	—	301
	Interest income	4	4	1	2	—	11	—	11
	Segment EBITDA	872	377	703	286	—	2,238	19	2,257
	Depreciation and amortization (3)	137	90	117	87	—	431	—	431

	EBITDA as a percentage of total sales	13.1%	7.4%	16.2%	9.7%	—%	11.7%		15.1%

"NM" - not meaningful information
(1)
We formed the Electrified Power Segment effective January 1, 2018. Our Electrified Power segment provides fully electric and hybrid powertrain solutions along with innovative components and subsystems to serve all our markets as they adopt electrification, meeting the needs of our original equipment manufacturer partners and end customers.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the nine months ended September 30, 2018 and October 1, 2017.

(3)
Depreciation and amortization, as shown on a segment basis, excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $1 million and $2 million for the nine months ended September 30, 2018 and October 1, 2017. A portion of depreciation expense is included in "Research, development and engineering expense."

CUMMINS INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT INFORMATION
(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Nine months ended
In millions	September 30, 2018	October 1, 2017	September 30, 2018	October 1, 2017
Total EBITDA	$983	$788	$2,580	$2,257
Less:
Depreciation and amortization	148	148	455	431
Interest expense	30	18	82	57
Income before income taxes	$805	$622	$2,043	$1,769

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Nine months ended
In millions	September 30, 2018	October 1, 2017	September 30, 2018	October 1, 2017
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	$18	$24	$63	$79
Dongfeng Cummins Engine Company, Ltd.	13	15	47	56
Chongqing Cummins Engine Company, Ltd.	11	11	43	30
Cummins Westport, Inc.	8	4	20	9
Dongfeng Cummins Emission Solutions Co., Ltd.	2	3	11	10
All other manufacturers	20	20	69	59
Distribution entities
Komatsu Cummins Chile, Ltda.	5	8	18	23
All other distributors	—	(1)	—	(1)
Cummins share of net income	77	84	271	265
Royalty and interest income	13	11	44	36
Equity, royalty and interest income from investees	$90	$95	$315	$301

PENSIONS AND OTHER POSTRETIREMENT BENEFITS

On January 1, 2018, we retroactively adopted the new accounting standard related to the presentation of pension and other postretirement benefit costs, which resulted in the adjustment of prior period balances in the Condensed Consolidated Statements of Income by the following amounts:

	Favorable / (Unfavorable)
	2017					2016
In millions	Q1	Q2	Q3	Q4	Total	Total
Cost of sales	$4	$2	$2	$2	$10	$6
Selling, general and administrative expenses	(10)	(10)	(9)	(10)	(39)	(53)
Research, development and engineering expenses (1)	—	(1)	—	(1)	(2)	(1)
Total change in operating income	(6)	(9)	(7)	(9)	(31)	(48)
Other non operating income, net	6	9	7	9	31	48
Total change in income before income taxes	$—	$—	$—	$—	$—	$—
INCOME TAXES

Our effective tax rate for the year is expected to approximate 21.0 percent, excluding any discrete tax items that may arise. Our effective tax rates for the three and nine months ended September 30, 2018, were 13.3 percent and 22.8 percent, respectively.
The three months ended September 30, 2018, contained $37 million, or $0.23 per share, of favorable net discrete tax items, primarily due to $34 million of favorable discrete items related to the 2017 Tax Cuts and Jobs Act (Tax Legislation) and $3 million of other favorable discrete items.
The three month effective tax rate of 13.3 percent includes the nine month adjustment for decreasing our expected full year effective tax rate to 21.0 percent and diluted earnings per share benefited $0.26.

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

The nine months ended September 30, 2018, contained $37 million, or $0.23 per share, of unfavorable net discrete tax items, primarily due to $48 million of unfavorable discrete items related to the Tax Legislation, partially offset by $11 million of other favorable discrete items.
Our effective tax rates for the three and nine months ended October 1, 2017, were 26.5 percent and 26.3 percent, respectively and contained only immaterial discrete tax items.
The change in the effective tax rate for the three months ended September 30, 2018, versus the comparable period in 2017, was primarily due to lower U.S. tax rates and favorable discrete changes associated with the Tax Legislation. The change in the effective tax rate for the nine months ended September 30, 2018, versus the comparable period in 2017, was primarily due to lower U.S. tax rates associated with Tax Legislation.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Reconciliation of Non GAAP measures - Earnings before interest, income taxes, noncontrolling interests, depreciation and amortization (EBITDA)

Effective January 1, 2018, we use EBITDA as a primary basis for the Chief Operating Decision Maker to evaluate the performance of each of our operating segments and our consolidated results. It is also a component in measuring our variable compensation programs. We believe EBITDA is a useful measure for our operating performance as it assists investors and debt holders in comparing our performance on a consistent basis without regard for financing methods, capital structure, income taxes or depreciation and amortization methods, which can vary significantly depending upon many factors. Our 2017 and 2016 EBITDA measures, as restated, were as follows:

In millions	Engine	Distribution	Components	Power Systems	Total Segment	Intersegment Eliminations	Total
2017
Q1	$273	$130	$216	$85	$704	$1	$705
Q2	323	127	228	90	768	(4)	764
Q3	276	120	259	111	766	22	788
Q4	271	123	214	125	733	36	769
2017 Total	$1,143	$500	$917	$411	$2,971	$55	$3,026

2016 Total	$849	$508	$774	$378	$2,509	$17	$2,526

EBITDA is not in accordance with, or an alternative for, accounting principles generally accepted in the United States (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data; however, the amounts included in the EBITDA calculation are derived from amounts included in the Condensed Consolidated Statements of Income. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBITDA for each of the applicable periods:

	Three months ended		Nine months ended
In millions	September 30, 2018	October 1, 2017	September 30, 2018	October 1, 2017
Net income attributable to Cummins Inc.	$692	$453	$1,562	$1,273

Net income attributable to Cummins Inc. as a percentage of net sales	11.6%	8.6%	8.9%	8.5%

Add:
Net income attributable to noncontrolling interests	6	4	15	30
Consolidated net income	698	457	1,577	1,303

Add:
Interest expense	30	18	82	57
Income tax expense	107	165	466	466
Depreciation and amortization	148	148	455	431
EBITDA	$983	$788	$2,580	$2,257

EBITDA as a percentage of net sales	16.5%	14.9%	14.6%	15.1%

Add: Engine system campaign charge	—	—	368	—

EBITDA, excluding engine system campaign charge	$983	$788	$2,948	$2,257

EBITDA, excluding engine system campaign charge, as a percentage of net sales	16.5%	14.9%	16.7%	15.1%

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding discrete tax items

We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to discrete tax adjustments. These measures are not in accordance with, or an alternative for GAAP and may not be consistent with measures used by other companies. This should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding discrete tax items for the following periods:

	Three months ended
	September 30, 2018		October 1, 2017
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$692	$4.28	$453	$2.71
Tax Legislation	(34)	(0.21)	—	—
Discrete tax items	(3)	(0.02)
Net income attributable to Cummins Inc. excluding discrete tax items	$655	$4.05	$453	$2.71

	Nine months ended
	September 30, 2018		October 1, 2017
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$1,562	$9.53	$1,273	$7.60
Tax Legislation	48	0.29	—	—
Discrete tax items	(11)	(0.06)
Net income attributable to Cummins Inc. excluding discrete tax items	$1,599	$9.76	$1,273	$7.60

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$815	$920	$958	$—	$2,693
Medium-duty truck and bus	692	777	699	—	2,168
Light-duty automotive	402	444	517	—	1,363
Off-highway	537	555	552	—	1,644
Total sales	$2,446	$2,696	$2,726	$—	$7,868

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$776	$730	$2,840
Medium-duty truck and bus	544	701	625	643	2,513
Light-duty automotive	423	429	452	423	1,727
Off-highway	436	463	483	491	1,873
Total sales	$2,023	$2,307	$2,336	$2,287	$8,953
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2018
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	26,600	32,000	34,600		93,200
Medium-duty	74,000	83,500	76,000		233,500
Light-duty	61,900	68,500	76,800		207,200
Total units	162,500	184,000	187,400	—	533,900

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	28,100	24,500	95,900
Medium-duty	60,300	71,600	68,500	67,700	268,100
Light-duty	63,100	65,600	66,300	62,500	257,500
Total units	142,600	161,300	162,900	154,700	621,500

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$808	$817	$800	$—	$2,425
Engines	367	461	400	—	1,228
Service	352	370	372	—	1,094
Power generation	326	346	359	—	1,031
Total sales	$1,853	$1,994	$1,931	$—	$5,778

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$768	$768	$3,040
Engines	275	314	342	438	1,369
Service	319	320	326	347	1,312
Power generation	306	329	317	385	1,337
Total sales	$1,645	$1,722	$1,753	$1,938	$7,058
Component Segment Sales by Business
Sales for our Components segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$775	$841	$769	$—	$2,385
Turbo technologies	340	355	317	—	1,012
Filtration	320	324	308	—	952
Electronics and fuel systems	201	226	210	—	637
Automated transmissions	117	141	150	—	408
Total sales	$1,753	$1,887	$1,754	$—	$5,394

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$696	$689	$2,675
Turbo technologies	287	307	297	288	1,179
Filtration	277	291	287	298	1,153
Electronics and fuel systems	164	182	184	188	718
Automated transmissions	—	—	69	95	164
Total sales	$1,344	$1,454	$1,533	$1,558	$5,889

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line
Sales for our Power Systems segment by product line were as follows:

2018
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$571	$666	$636	$—	$1,873
Industrial	414	483	380	—	1,277
Generator technologies	89	97	91	—	277
Total sales	$1,074	$1,246	$1,107	$—	$3,427

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$580	$629	$2,305
Industrial	275	353	385	386	1,399
Generator technologies	81	94	91	88	354
Total sales	$882	$1,017	$1,056	$1,103	$4,058
High-horsepower unit shipments by engine classification were as follows:

2018
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,100	2,300	2,400		6,800
Industrial	1,700	2,100	1,900		5,700
Total units	3,800	4,400	4,300	—	12,500

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	2,100	2,200	2,000	8,200
Industrial	1,300	1,700	1,600	1,800	6,400
Total units	3,200	3,800	3,800	3,800	14,600